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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the inclusion and incorporation by reference in this Registration Statement on Form S-4 of our reports dated February 7, 1996 included (or incorporated by reference) in AGCO Corporation's Annual Report on Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.


                                          ARTHUR ANDERSEN LLP

Atlanta, Georgia

July 15, 1996